Mirae Asset Discovery Funds

Asia Fund

Emerging Markets Fund

Supplement dated February 13, 2017 to the Prospectus and Statement of Additional Information,

each dated August 26, 2016, the Summary Prospectus for the Asia Fund dated August 26, 2016 and the Summary Prospectus for the Emerging Markets Fund dated December 6, 2016

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus and Statement of Additional Information (“SAI”) of Mirae Asset Discovery Funds (the “Trust”) dated August 26, 2016, the Summary Prospectus for the Asia Fund dated August 26, 2016 and the Summary Prospectus for the Emerging Markets Fund dated December 6, 2016.  This Supplement relates only to the Asia Fund and the Emerging Markets Fund (each a “Fund” and together the “Funds”).

On December 29, 2016, a supplement to the Trust’s Prospectus and SAI dated August 26, 2016, as well as to the Summary Prospectus for the Asia Fund dated August 26, 2016 and the Summary Prospectus for the Emerging Markets Fund dated December 6, 2016 was filed with SEC disclosing that the Board of Trustees of the Trust (the “Board”) had approved a proposal to liquidate the Funds.  The Funds were scheduled to liquidate on or about February 28, 2017.

On February 10, 2017, after further consideration and the recommendation of Mirae Asset Global Investments (USA) LLC., the investment adviser to the Funds, the Board approved a proposal to forego the liquidation of the Funds and continue their operations.

If you have any additional questions, please contact your financial adviser or intermediary.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FURTHER REFERENCE